DISCO Announces Second Quarter 2022 Financial Results

Total Revenue of $33.7 Million, a Year over Year Increase of 14%

AUSTIN, Texas - August 11, 2022 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its second quarter ended June 30, 2022.

“This quarter marked another excellent period of accomplishments at DISCO,” said Kiwi Camara, Co-Founder and Chief Executive Officer. “We are excited to see a growing number of customers transitioning to our cloud-native solution as we increased our customer count to 1,255, an increase of 27% year over year. With the launch of topic clustering with automatic indexing - a highly anticipated innovation in our software - we continue to improve our full-stack solution to give our customers the necessary tools to transform the practice of law.”

Second Quarter 2022 Financial Highlights:

•Total revenue was $33.7 million, up 14% compared to the second quarter of 2021.
•GAAP net loss was $20.2 million, compared to $3.1 million in the second quarter of 2021.
•Adjusted EBITDA was ($12.4) million, compared to ($1.6) million in the second quarter of 2021.

Recent Business Highlights:

•New Offices: DISCO officially opened the doors of its new headquarters in downtown Austin, Texas and a new office in New York, New York.
•EY Entrepreneur Of The Year: Kiwi Camara, Co-Founder and CEO of DISCO, was named an Entrepreneur of the Year® 2022 Central South Award finalist.
•TrustRadius Top Rated Award: DISCO received a 2022 Top Rated Award from TrustRadius with a trScore of 8.8 out of 10.

Third Quarter and Full Year 2022 Financial Outlook

As of August 11, 2022, DISCO is issuing the following outlook for the third quarter of 2022 and fiscal year 2022:

Third quarter of 2022:

•Revenue in the range of $32.0 - $34.0 million, representing year-over-year growth between 7% and 14%.
•Adjusted EBITDA in the range of ($19.5) - ($17.5) million.

Fiscal year 2022:

•Revenue in the range of $132.0 - $136.0 million, representing year-over-year growth between 15% and 19%.
•Adjusted EBITDA in the range of ($60.0) - ($56.0) million.

DISCO’s third quarter and fiscal year 2022 financial outlook is based on a number of assumptions that are subject to change and many of which are outside of our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, August 11, 2022, to discuss its second quarter 2022 financial results and business highlights. The conference call can be accessed by dialing (888) 550-5431 from the United States or +1 (646) 960-0807 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Thursday, September 1, 2022, a telephone replay will be available by dialing (800) 770-2030 from the United States, +1 (647) 362-9199 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides a cloud-native, artificial intelligence-powered legal solution that simplifies ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated solution enables legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP sales and marketing expense; non-GAAP general and administrative expense; non-GAAP loss from operations; non-GAAP net loss attributable to common stockholders and non-GAAP net loss attributable to common stockholders per share (basic and diluted). Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; CEO Performance Award issuance expense; unoccupied lease expense; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, and non-GAAP sales and marketing expense, DISCO adjusted the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP general and administrative expense, non-GAAP loss from operations, non-GAAP net loss attributable to common stockholders, and non-GAAP net loss attributable to common stockholders per share, DISCO adjusts the respective GAAP balances for stock-based compensation expense; CEO Performance Award issuance expense; unoccupied lease expense; and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning DISCO's financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and the integration of acquired technology assets. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our solution; (xi) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiii) our ability to compete effectively with existing competitors and new market entrants; (xiv) general market, political, economic, and business conditions; and (xv) the impact that global events, such as the ongoing COVID-19 pandemic, including variants of COVID-19, or other public health crises, and the Russian military operations in Ukraine, and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 13, 2022. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
Lee Robinson
DISCO Investor Relations
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$228,187	$255,477
Accounts receivable, net	24,309	20,740
Other current assets	2,950	4,634
Total current assets	255,446	280,851
Property and equipment, net	7,229	5,335
Operating lease right-of-use assets	10,937	864
Intangible assets, net	1,101	—
Goodwill	5,898	—
Other assets	737	351
Total assets	$281,348	$287,401
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,565	$4,686
Accrued expenses	4,609	2,844
Accrued salary and benefits	5,817	7,955
Deferred revenue	2,690	2,175
Operating leases	1,229	890
Finance leases	39	99
Total current liabilities	22,949	18,649
Operating leases, non-current	9,711	—
Finance leases, non-current	219	—
Other liabilities	631	75
Total liabilities	33,510	18,724
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of June 30, 2022 and December 31, 2021	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of June 30, 2022 and December 31, 2021; 58,662 and 58,010 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	294	291
Additional paid-in capital	407,028	395,850
Accumulated deficit	(159,484)	(127,464)
Total stockholders’ equity	247,838	268,677
Total liabilities and stockholders’ equity	$281,348	$287,401

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$33,710	$29,547	$68,178	$50,678
Cost of revenue	8,489	8,695	17,458	14,483
Gross profit	25,221	20,852	50,720	36,195
Operating expenses:
Research and development	15,181	7,861	27,499	14,123
Sales and marketing	18,931	10,832	35,350	18,708
General and administrative	11,065	5,128	19,584	9,182
Total operating expenses	45,177	23,821	82,433	42,013
Loss from operations	(19,956)	(2,969)	(31,713)	(5,818)
Other income (expense)
Interest and other income	29	21	59	34
Interest and other expense	(200)	(92)	(293)	(148)
Loss from operations before income taxes	(20,127)	(3,040)	(31,947)	(5,932)
Income tax provision	(44)	(43)	(73)	(79)
Net loss	$(20,171)	$(3,083)	$(32,020)	$(6,011)
Less accretion of redeemable convertible preferred stock	—	(25)	—	(51)
Net loss attributable to common stockholders	$(20,171)	$(3,108)	$(32,020)	$(6,062)
Net loss per share attributable to common stockholders, basic and diluted	$(0.35)	$(0.23)	$(0.55)	$(0.45)
Weighted average shares used in computing net loss per share attributable to common stockholders, basic and diluted	58,344	13,636	58,159	13,513

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2022	2021
Cash flow from operating activities:
Net loss	$(32,020)	$(6,011)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	1,155	830
Stock-based compensation	8,728	1,454
Charge to allowance for credit losses	367	251
Loss (Gain) on disposal of long-lived assets	(1)	—
Unoccupied lease charges	798	—
Non-cash operating lease costs	513	487
Non-cash interest	—	41
Changes in operating assets and liabilities:
Accounts receivable	(3,935)	(8,534)
Other current assets	1,671	(819)
Other long-term assets	(387)	—
Accounts payable	2,966	1,513
Accrued expenses and other	(1,703)	1,268
Deferred revenue	211	(153)
Operating lease liabilities	(525)	(502)
Other liabilities	(16)	—
Net cash used in operating activities	(22,178)	(10,175)
Cash flow from investing activities:
Purchases of property, equipment and capitalized internal-use software development costs	(1,868)	(1,447)
Cash paid for acquisitions	(5,310)	—
Net cash used in investing activities	(7,178)	(1,447)
Cash flow from financing activities:
Proceeds from public offering, net of underwriting discounts and commissions and other offering costs	(284)	(594)
Proceeds from exercise of stock options	2,656	835
Repurchase of common stock related to net share settlement	(264)	(107)
Principal payments on finance lease obligations	(42)	(55)
Net cash provided by financing activities	2,066	79
Net decrease in cash and cash equivalents:	(27,290)	(11,543)
Cash and cash equivalents at beginning of period	255,477	58,569
Cash and cash equivalents at end of period	$228,187	$47,026
Supplemental disclosure:
Cash paid for interest	$—	$39
Cash paid for taxes	$248	$57
Non-cash investing and financing activities:
Accretion of preferred stock to redemption value	$—	$51
Property and equipment included in accounts payable and accrued liabilities	$920	$—
Costs related to initial public offering included in accounts payable and accrued liabilities	$—	$1,550
Acquisition holdback	$800	$—
Contingent consideration related to acquisition	$593	$—

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss	$(20,171)	$(3,083)	$(32,020)	$(6,011)
Depreciation and amortization expense	700	406	1,155	830
Income tax provision	44	43	73	79
Interest and other, net	171	71	234	114
Stock-based compensation expense	5,522	966	8,728	1,454
Payroll tax expense on employee stock transactions	135	19	409	23
CEO Performance Award issuance expense	386	—	386	—
Unoccupied leases expense	798	—	798	—
Adjusted EBITDA	$(12,415)	$(1,578)	$(20,237)	$(3,511)
Adjusted EBITDA margin	(37)%	(5)%	(30)%	(7)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of revenue	$8,489	$8,695	$17,458	$14,483
Non-GAAP adjustments:
Stock-based compensation expense	(234)	(10)	(394)	(18)
Non-GAAP cost of revenue	$8,255	$8,685	$17,064	$14,465
Non-GAAP gross profit	$25,455	$20,862	$51,115	$36,213
Non-GAAP gross margin	76%	71%	75%	71%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Research and development	$15,181	$7,861	$27,499	$14,123
Non-GAAP adjustments:
Stock-based compensation expense	(2,073)	(285)	(3,500)	(486)
Non-GAAP research and development	$13,108	$7,576	$23,999	$13,637
Non-GAAP research and development as a % of revenue	39%	26%	35%	27%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Sales and marketing	$18,931	$10,832	$35,350	$18,708
Non-GAAP adjustments:
Stock-based compensation expense	(1,380)	(235)	(2,201)	(318)
Non-GAAP sales and marketing	$17,551	$10,597	$33,149	$18,390
Non-GAAP sales and marketing as a % of revenue	52%	36%	49%	36%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
General and administrative	$11,065	$5,128	$19,584	$9,182
Non-GAAP adjustments:
Stock-based compensation expense	(1,835)	(436)	(2,633)	(632)
CEO Performance Award issuance expense	(386)	—	(386)	—
Unoccupied lease expense	(798)	—	(798)	—
Non-GAAP general and administrative	$8,046	$4,692	$15,767	$8,550
Non-GAAP general and administrative as a % of revenue	24%	16%	23%	17%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Loss from operations	$(19,956)	$(2,969)	$(31,713)	$(5,818)
Operating margin	(59)%	(10)%	(47)%	(11)%
Non-GAAP adjustments:
Stock-based compensation expense	5,522	966	8,728	1,454
CEO Performance Award issuance expense	386	—	386	—
Unoccupied leases expense	798	—	798	—
Non-GAAP loss from operations	$(13,250)	$(2,003)	$(21,801)	$(4,364)
Non-GAAP operating margin	(39)%	(7)%	(32)%	(9)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss attributable to common stockholders	$(20,171)	$(3,108)	$(32,020)	$(6,062)
Non-GAAP adjustments:
Stock-based compensation expense	5,522	966	8,728	1,454
CEO Performance Award issuance expense	386	—	386	—
Unoccupied leases expense	798	—	798	—
Non-GAAP net loss attributable to common stockholders	$(13,465)	$(2,142)	$(22,108)	$(4,608)
Non-GAAP net loss per share	$(0.23)	$(0.16)	$(0.38)	$(0.34)
Weighted average shares used to compute basic and diluted net loss per share	58,344	13,636	58,159	13,513
Non-GAAP income attributable to common stockholders as a % of revenue	(40)%	(7)%	(32)%	(9)%